Principal Variable Contracts Funds, Inc.
Supplement dated July 31, 2020
to the Statement of Additional Information dated May 1, 2020

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

On or about November 1, 2020, delete the last sentence in the first paragraph and replace with the following:

Each of the Accounts is diversified, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, except the LargeCap Growth I and Real Estate Securities Accounts, which are non-diversified.

On or about November 1, 2020, in the Fundamental Restrictions section, delete paragraph 6) a) and replace with the following:

a)	The LargeCap Growth I and Real Estate Securities Accounts have elected to be non-diversified.

LEADERSHIP STRUCTURE AND BOARD

Under Additional Information Regarding Board Members and Officers, delete the row for Randy L. Bergstrom in the FUND COMPLEX OFFICERS table and add the following to the alphabetical list of officers:

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)
Vice President/Associate General Counsel, PFSI (since 2013)
Vice President/Associate General Counsel, PGI (since 2016)
Assistant General Counsel, PGI (2007‑2016)
Vice President/Associate General Counsel, PLIC (since 2013)

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